BRIDGE BUILDER TRUST

Bridge Builder International Equity Fund (the “Fund”)

Supplement dated July 29, 2022

to the Prospectus dated October 28, 2021, as supplemented

This supplement provides new and additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

Effective immediately, Stephen Paice is added as a portfolio manager of the portion of the assets of the Fund managed by Baillie Gifford Overseas Limited (“Baillie Gifford Overseas’ Allocated Portion of the Fund”), and Moritz Sitte no longer serves as a portfolio manager of Baillie Gifford Overseas’ Allocated Portion of the Fund. Joe Faraday, Iain Campbell, Sophie Earnshaw and Milena Mileva continue to serve as portfolio managers of Baillie Gifford Overseas’ Allocated Portion of the Fund.

Accordingly, effective immediately, the Prospectus is hereby supplemented and revised as follows:

1.

The table entitled “Baillie Gifford Overseas” in the sub-section of the Prospectus entitled “Sub-advisers and Portfolio Managers” under the section entitled “Summary Section” for the Fund is replaced with the following:

Portfolio Managers	Position with Baillie Gifford Overseas	Length of Service to the Fund
Joe Faraday	Investment Manager	Since Inception
Iain Campbell	Investment Manager	Since Inception
Sophie Earnshaw	Investment Manager	Since September 2018
Milena Mileva	Investment Manager	Since May 2022
Stephen Paice	Investment Manager	Since July 2022

2.

The sub-section of the Prospectus entitled “Sub-advisers and Portfolio Managers – International Equity Fund – Baillie Gifford Overseas – Portfolio Managers” under the section entitled “Management of the Funds” is replaced with the following:

Portfolio Managers:

Joe Faraday and Iain Campbell have been portfolio managers of the International Equity Fund since its inception. Sophie Earnshaw has been a portfolio manager of the International Equity Fund since September 2018. Milena Mileva has been a portfolio manager of the International Equity Fund since May 2022. Stephen Paice has been a portfolio manager of the International Equity Fund since July 2022.

Mr. Faraday is an Investment Manager at Baillie Gifford Overseas and has been with Baillie Gifford Overseas since 2002. He is a member of the International Focus Portfolio Construction Group.

Mr. Campbell is an Investment Manager at Baillie Gifford Overseas and has been with Baillie Gifford Overseas since 2004. He is a Partner and also a member of the International All Cap Portfolio Construction Group.

Ms. Earnshaw is an Investment Manager at Baillie Gifford Overseas and has been with Baillie Gifford Overseas since 2010. She is also a member of the International All Cap Portfolio Construction Group.

Ms. Mileva is an Investment Manager at Baillie Gifford Overseas and has been with Baillie Gifford Overseas since 2009. She is a Partner and also a member of the International All Cap Portfolio Construction Group.

Mr. Paice is an Investment Manager at Baillie Gifford Overseas and has been with Baillie Gifford Overseas since 2005. He is also a member of the International All Cap Portfolio Construction Group.

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BRIDGE BUILDER TRUST

Bridge Builder Core Bond Fund

Bridge Builder Core Plus Bond Fund

Bridge Builder Municipal Bond Fund

Bridge Builder Large Cap Growth Fund

Bridge Builder Large Cap Value Fund

Bridge Builder Small/Mid Cap Growth Fund

Bridge Builder Small/Mid Cap Value Fund

Bridge Builder International Equity Fund

Supplement dated July 29, 2022

to the Statement of Additional Information (“SAI”)

dated October 28, 2021, as supplemented

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

A.	The fourth paragraph in the sub-section entitled “Derivatives” under the “Investment Strategies, Policies, Securities and Investments, and Risks” section is hereby replaced with the following:

On October 28, 2020, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) under the 1940 Act which, following an implementation period, will replace the current asset segregation framework for covering derivatives and certain transactions arising from existing SEC and staff guidance with an updated, comprehensive framework for registered funds’ use of derivatives. Among other changes, the Derivatives Rule will require the Funds to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These new requirements will apply unless a Fund qualifies as a “limited derivatives user,” as defined in the Derivatives Rule. Complying with the Derivatives Rule may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors. Other potentially adverse regulatory obligations can develop suddenly and without notice. The Funds intend to comply with Rule 18f-4 on or before the compliance date of August 19, 2022. As the Funds transition into reliance on Rule 18f-4, the Funds’ approach to asset segregation or “earmarking” and coverage requirements described in this SAI with respect to derivatives, reverse repurchase agreements and similar instruments will no longer be applicable.

B.

Effective immediately, Stephen Paice is added as a portfolio manager of the portion of the assets of the Bridge Builder International Equity Fund (the “International Equity Fund”) managed by Baillie Gifford Overseas Limited (“Baillie Gifford Overseas’ Allocated Portion of the International Equity Fund”), and Moritz Sitte no longer serves as a portfolio manager of Baillie Gifford Overseas’ Allocated Portion of the International Equity Fund. Joe Faraday, Iain Campbell, Sophie Earnshaw and Milena Mileva continue to serve as portfolio managers of Baillie Gifford Overseas’ Allocated Portion of the International Equity Fund.

Accordingly, effective immediately, the SAI is hereby supplemented and revised as follows:

The sub-section entitled “Other Accounts Managed by Portfolio Managers” under the section entitled “The Funds’ Investment Teams – The Sub-advisers – International Equity Fund – Baillie Gifford Overseas Limited (“Baillie Gifford Overseas”)” is hereby replaced with the following:

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2021, unless otherwise noted. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Iain Campbell	5	$2.9 billion	4	$702 million	40	$18.7 billion
Joe Faraday	5	$2.9 billion	3	$412 million	38	$18.6 billion
Sophie Earnshaw	7	$3.7 billion	11	$4.5 billion	44	$27.5 billion
Milena Mileva[1]	5	$2.0 billion	9	$1.8 billion	43	$12.6 billion
Stephen Paice[1]	0	$0	4	$2.6 billion	1	$139 million
Accounts Subject to Performance Fees
Iain Campbell	0	$0	0	$0	2	$534 million
Joe Faraday	0	$0	0	$0	2	$534 million
Sophie Earnshaw	0	$0	0	$0	3	$5.2 billion
Milena Mileva[1]	0	$0	0	$0	2	$536 million
Stephen Paice[1]	0	$0	0	$0	0	$0

1As of May 31, 2022.

As of June 30, 2021, for Messrs. Campbell and Faraday and Ms. Earnshaw, and as of May 31, 2022, for Ms. Mileva and Mr. Paice, the above-listed portfolio managers did not beneficially own any shares of the Fund.

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